Exhibit 10.1

AGENCY AGREEMENT

March 27, 2008

IntelGenx Technologies Corp.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

Attention:

Horst G. Zerbe, President and Chief Executive Officer

Dear Sirs:

The undersigned, Paradigm Capital Inc. (the “Agent”), understands that IntelGenx Technologies Corp. (the “Company”) proposes to issue and sell 4,001,000 units (individually a “Unit” and, collectively, the “Units”) having the terms described herein, at a price of US$0.70 per Unit (the “Issue Price”) for aggregate gross proceeds to the Company of US$2,800,700. The offering of Units is hereinafter referred to as the “Offering”. Each Unit shall be comprised of one share of common stock, par value US$0.00001 of the Company (a “Unit Share”) and one share purchase warrant (each whole share purchase warrant being a “Warrant”). Each Warrant will entitle the holder thereof to purchase one share of common stock, par value US$0.00001, of the Company (a “Warrant Share”) for a period of twenty-four (24) months following the Closing Date (as defined below) at a price of US$1.02. In the event that the Liquidity Conditions (as herein defined) are not met on or before the Penalty Date (as hereinafter defined), each Warrant shall entitle the holder thereof to purchase a Warrant Share on the same terms but at a price of US$0.93 (in lieu of US$1.02) per Warrant Share.  In addition, if the Common Shares, Warrant Shares, Broker Shares (as herein defined) and Broker Warrant Shares (as herein defined) are not listed and posted for trading on the TSX Venture Exchange (the “Listing Condition”) on or before that date that is 60 days (the “Listing Deadline”) following the Closing Date (as herein defined), the Company shall pay to each Purchaser (as herein defined) by way of certified cheque in funds immediately available in Toronto, Ontario that amount which is equal to 5% of the Issue Price paid by such Purchaser pursuant to the terms of the Subscription Agreement (as herein defined) within 30 days of the Listing Deadline and that amount equal to 1% of the Issue Price paid by such Purchaser pursuant to the terms of the Subscription Agreement if the Listing Condition is not satisfied each calendar month thereafter, to a maximum of 3 months, which shall be payable within 30 days of the Company’s subsequent interim 3 month financial period.

Upon and subject to the terms and conditions set forth herein, the Agent hereby agrees to act, and upon acceptance hereof the Company hereby appoints the Agent, as the Company's exclusive agent to offer for sale the Units on a “best efforts” agency basis, without underwriter liability, at the Issue Price, and agrees to arrange for purchasers for the resident in the Selling Jurisdictions (as hereinafter defined).

The Purchasers (as hereinafter defined), Agent and other holders (including subsequent transferees) of the Units (and any holders of Registrable Securities (as hereinafter defined) will be entitled to the benefits of the registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company and the Agent, in the Form attached hereto as Exhibit A.

In consideration of the services to be rendered by the Agent in connection with the Offering, the Company shall pay to the Agent the Commission (as hereinafter defined) and issue to the Agent the Compensation Option as set out in section 15 hereto.

DEFINITIONS

In this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

“Act” means the Securities Act (Ontario);

“Accredited Investor” means an investor that is an “accredited investor” within the meaning of Rule 501 of the U.S. Securities Act;

“Affiliates” means the affiliates of the Agent, as such term is defined in the Act;

“Agent” shall have the meaning ascribed to such term on the face page of the Agreement;

“Agreement” means the agreement resulting from the acceptance by the Company of the offer made by the Agent hereby;

“Broker Shares” means the Common Shares issuable upon exercise of the Broker Warrants;

“Broker Warrant Certificate” means the certificate representing the Broker Warrants and containing the terms thereof;

“Broker Warrant Shares” means the Common Shares issuable upon due exercise of the Broker Warrants;

“Broker Warrants” means the Warrants issuable upon due exercise of the Compensation Option;

“Business Day” means a day which is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario;

“Canadian Accredited Investor” shall be defined in accordance with the definition of “accredited investor” at s.1.1. of National Instrument 45-106 – Prospectus and Registration Exemptions;

“Closing” means the closing on the Closing Date of the transaction of purchase and sale in respect of the Units as contemplated by this Agreement and the Subscription Agreements;

“Closing Date” means March 27, 2008 or such other date as the Agent and the Company may agree;

“Closing Time” means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Company and the Agent may agree;

“Commission” shall have the meaning ascribed to such term in section 15 hereto;

“Common Shares” means the shares of common stock with a par value of US$0.00001 in the capital of the Company;

“Company” means IntelGenx Technologies Corp. which, for the purposes of this Agreement, shall be deemed as having commenced its existence on the Reverse Merger Date, and includes any successor corporation to or of the Company;

“Company's Auditors” means RMS Richter LLP, or such other firm of chartered accountants as the Company may have appointed or may from time to time appoint as auditors of the Company;

“Compensation Option” shall have the meaning ascribed to such term in section 15 hereto;

“Compensation Option Certificate” means the certificate evidencing the Compensation Option and containing the terms thereof;

“Debt Instrument” means any loan, bond, debenture, promissory note or other instrument evidencing indebtedness (demand or otherwise) for borrowed money or other liability;

“Disclosure Documents” means collectively, the following filings with the SEC and all exhibits thereto: the Corporation's annual report on Form 10-KSB for the year ended December 31, 2006, and all subsequent documents filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14(a) or 15(d) of the Exchange Act prior to the Closing Date, including the quarterly reports filed on Form 10-QSB for the quarter ended September 30, 2007, the current reports filed on Form 8-K since January 1, 2007 and the proxy statement dated July 25, 2007;

“Environmental Laws” has the meaning ascribed in section 5(a)(xxxv);

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Financial Statements” has the meaning ascribed in section 5(a)(vi);

“including” means including without limitation;

“Intellectual Property” means, collectively, all intellectual property rights which pertain to the business of the Company or the Material Subsidiaries of whatsoever nature, kind or description including:

(a)

all trade-marks, service marks, trade-mark and service mark registrations, trade mark and service mark applications, rights under registered user agreements, trade names and other trade-mark and service mark rights;

(b)

all copyrights and applications therefor, including all computer software and rights related thereto;

(c)

all patent rights;

(d)

all trade secrets and proprietary and confidential information;

(e)

all industrial designs and registrations thereof and applications therefor;

(f)

all renewals, modifications, developments and extensions of any of the items listed in clauses (a) through (e) above; and

(g)

all patterns, plans, designs, research date, other proprietary know-how, processes, drawings, technology, inventions, formulae, specifications, performance data, quality control information, unpatented blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures, and all licenses, agreements and other contracts and commitments relating to any of the foregoing;

“Institutional Accredited Investor” means an institution that is an “accredited investor” within the meaning of Rule 501(a)(l), (2), (3) and (7) of the U.S. Securities Act;

“Investment Company Act” means the United States Investment Company Act of 1940, as amended;

“Issue Price” shall have the meaning ascribed to such term on the face page of the Agreement;

“Leased Premises” means all premises which are material to the Company and which the Company or a Material Subsidiary occupies as tenant;

“Liquidity Conditions” means the conditions to be satisfied on or prior to the Penalty Date which shall be satisfied upon the latest to occur of the following: (i) the Common Shares, Unit Shares, the Warrant Shares and the Broker Shares being listed for trading on the Toronto Stock Exchange; or the TSX Venture Exchange; and (ii) the declaration by the SEC of the effectiveness of the Registration Statement;

“Material Agreement” means any material note, indenture, mortgage or other form of indebtedness and any contract, commitment, agreement (written or oral), instrument, lease or other document, including licence agreements and agreements relating to intellectual property, to which the Company is a party and which is material to the Company;

“Material Subsidiaries” shall have the meaning ascribed thereto in section 5(a)(iii);

“May 8-K” means the Form 8-K of the Company filed with the SEC on May 23, 2007;

“misrepresentation”, “material fact”, “material change”, “subsidiary”, “affiliate”, “associate”, and “distribution” have the respective meanings ascribed thereto in the Act or the U.S. Securities Act, as applicable;

“Offering” shall have the meaning ascribed to such term on the face page of the Agreement;

“Penalty Date” means, in connection with the Liquidity Conditions, that date which is four months following the Closing Date;

“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning;

“Personnel” has the meaning ascribed in section 13 hereto;

“Purchasers” means the persons who, as purchasers, acquire Units by duly completing, executing and delivering Subscription Agreements and any other required documentation and permitted assignees or transferees of such persons from time to time;

“Qualifying Province” means the province of Ontario;

“Registration Rights Agreement” shall have the meaning ascribed to such term on the face page of the Agreement;

“Registration Statement” means the registration statement of the Company to be filed with the SEC in order, to register, or register the resale of, the Registrable Securities, as applicable, as such Registration Statement is amended from time to time;

“Registrable Securities” means the Unit Shares, the Warrants, the Warrant Shares, the Broker Shares and the Broker Warrant Shares;

“Regulation D” means Regulation D under the U.S. Securities Act;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Reverse Merger Date” means April 28, 2006, being the effective date of the reverse merger transaction pursuant to a share exchange agreement among Big Flash Corporation, 6544631 Canada Inc. and IntelGenx Corp.;

“Rule 144” means Rule 144 under the U.S. Securities Act;

“Rule 144A” means Rule 144A under the U.S. Securities Act;

“SEC” means the United States Securities and Exchange Commission;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions, the applicable policy statements issued by the securities regulators in the Selling Jurisdictions, the securities laws of the United States, any applicable States and any jurisdictions outside of Canada and the United States, the regulations and rules thereunder and the forms prescribed thereby and the rules of any applicable stock exchange;

“Securities Regulators” means the securities commissions or other securities regulatory authorities of the Selling Jurisdictions, including the SEC, or, as the context may require, any one or more of Selling Jurisdictions and the SEC;

“Selling Jurisdictions” means the province of Ontario and such other jurisdictions outside of Canada (including the United States) as may be agreed to by the Agent and the Company as evidenced by the Company's acceptance of a Subscription Agreements with respect thereto;

“Subscription Agreements” means the subscription agreements in the form agreed upon by the Agent and the Company pursuant to which Purchasers agree to subscribe for and purchase the Units herein contemplated and shall include, for greater certainty, all schedules thereto;

“Taxes” shall have the meaning ascribed thereto in section 5(a)(ix);

“Transaction Documents” means, collectively, this Agreement, the Subscription Agreements, the Registration Rights Agreement, the Warrant Certificates and the Compensation Option Certificate;

“Transfer Agent” means StockTrans, Inc., 44 West Lancaster Ave, Ardmore, PA 19003, Tel:610-649-7300;

“Unit” shall have the meaning ascribed to such term on the face page of this Agreement;

“Unit Shares” shall have the meaning ascribed to such term on the face page of this Agreement;

“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrant Certificates” mean the certificates evidencing the Warrant and containing the terms thereof;

“Warrant Shares” shall have the meaning ascribed to such term on the face page of the Agreement; and

“Warrants” shall have the meaning ascribed to such term on the face page of the Agreement;

“$” as used herein means dollars of the United States.

TERMS AND CONDITIONS

1.

(a)

Sale on Exempt Basis.   The Agent will offer for sale and sell the Units in the Selling Jurisdictions on a “private placement” basis in those jurisdictions where they may lawfully be offered for sale or sold and only at the Issue Price. The Agent will offer the Units to persons who it reasonably believes, after customary inquiry, are Accredited Investors, or Canadian Accredited Investors, in transactions which comply with the exemptions from registration, including but not limited to Regulation S, or do not require the filing of a prospectus or offering memorandum with respect to those Units under the laws of any Selling Jurisdiction.

(b)

Filings. The Company undertakes to file or cause to be filed all forms or undertakings required to be filed by the Company in the Selling Jurisdictions in connection with the purchase and sale of the Units so that the distribution of the Units and the issuance of the Units may lawfully occur without the necessity of filing a prospectus, a registration statement (other than the Registration Statement) or an offering memorandum in Canada or the United States (but on terms that will permit the Units and the Units acquired by the Purchasers in the Selling Jurisdictions to be sold by such Purchasers at any time in the Selling Jurisdictions subject to the terms of this Agreement and applicable securities laws, including, but not limited to, compliance with applicable hold periods), and the Agent undertakes to cause Purchasers of Units to complete any forms required by the Securities Laws. All fees payable in connection with such filings shall be at the expense of the Company.

(c)

No Offering Memorandum.   Neither the Company nor the Agent shall (i) provide to prospective purchasers of the Units any document or other material that would constitute an offering memorandum or future oriented financial information within the meaning of Securities Laws in Canada or in the United States or any state or territory thereof; or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Units, including but not limited to, causing the sale of the Units to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to the offer and sale of the Units whose attendees have been invited by general solicitation or advertising.

2.

Description of the Units.

(a)

Each Unit is comprised of one Unit Share and one Warrant. Each Warrant entitles the holder thereof to purchase one Warrant Share for a period of twenty-four months following the Closing Date at a price of US$1.02.

(b)

If any of the Liquidity Conditions have not been satisfied on or prior to 5:00 p.m. (Toronto time) on Penalty Date each Warrant shall thereafter be convertible into one (1) Warrant Share at a price of US$0.93 (in lieu of US$1.02 per Warrant Share).

3.

(a)

Covenants.   The Company hereby covenants to the Agent and to the Purchasers and their permitted assigns, and acknowledges that each of them is relying on such covenants, that the Company shall:

(i)

promptly from time to time take such action requested by the Agent to qualify the Units, Unit Shares, Warrants and Warrant Shares for offering and sale under the securities laws of such jurisdictions, by way of exceptions or exemptions from the prospectus and registration requirements, as the Agent and the Company may agree and to comply with such laws as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Company shall not be required, except as otherwise provided herein, to file a prospectus or registration statement, to qualify as a foreign corporation or to file a general consent to service in jurisdiction;

(ii)

allow the Agent and their representatives the opportunity to conduct all due diligence which the Agent may require to be conducted prior to (i) the Closing Time, and (ii) the date of the Registration Statement in order to fulfil their obligations as Agent under Securities Laws;

(iii)

duly execute and deliver the Transaction Documents at the Closing Time, and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Company;

(iv)

use its best efforts to fulfil or cause to be fulfilled, at or prior to the Closing Date, each of the conditions set out in section 9;

(v)

ensure that the Unit Shares and Warrants shall be duly and validly created, authorized and issued and shall have the respective attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

(vi)

ensure that at all times prior to the expiry of the Warrants, a sufficient number of Warrant Shares are allotted and reserved for issuance and upon the exercise of the Warrants, shall be duly and validly issued as fully paid and non-assessable securities of the Company;

(vii)

ensure that the Unit Shares shall be duly issued as fully paid and non-assessable securities in the capital of the Company, free of any pre-emptive rights upon the payment therefor;

(viii)

ensure that the Compensation Option shall be duly and validly created, authorized and issued;

(ix)

ensure that the Broker Shares and Broker Warrants shall be duly and validly created, authorized and issued upon the exercise or deemed exercise of the Compensation Option and shall have the attributes corresponding in all material respects to the description thereof in this Agreement and the Compensation Option Certificate;

(x)

ensure that at all times prior to the expiry of the Compensation Option, a sufficient number of Broker Shares and Broker Warrants are allotted, created and reserved for issuance upon the due exercise of the Compensation Option, as the case may be and upon such due exercise, such securities shall be duly issued as fully paid and non-assessable securities in the capital of the Company;

(xi)

ensure that at all times prior to the expiry of the Broker Warrants, a sufficient number of Broker Warrant Shares, are allotted and reserved for issuance, and upon exercise of the Broker Warrants, shall be duly issued as fully paid and non-assessable securities in the capital of the Company;

(xii)

use its best efforts to satisfy the Liquidity Conditions promptly following closing and in any event prior to the Penalty Date;

(xiii)

not to issue, offer, sell, contract to sell, announce the intention or otherwise dispose of any additional securities until 120 days following the Closing Date, without the prior written consent of the Agent, such consent not to be unreasonably withheld, except in conjunction with: (A) securities issued pursuant to the Offering, the exercise of the Warrants, the Compensation Option and the Broker Warrants; (B) the grant or exercise of stock options and other similar issuances pursuant to the existing share incentive plan of the Company and other existing share compensation arrangements; (C) outstanding convertible securities at the Closing Date; (D) the acquisition by the Company of any intellectual property rights or licenses, interests or other assets; (E) a business combination by the Company with another company or entity; and (F) any obligations to issue securities existing at the date hereof, which have been disclosed to the Agent;

(xiv)

execute and file with the Securities Regulators all forms, notices and certificates required to be filed pursuant to the Securities Laws in the time required by the applicable Securities Laws, including, not later than 15 days after the Closing Date, file five copies of a notice on Form D under the U.S. Securities Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the U.S. Securities Act; and to furnish promptly to the Agent evidence of each such required timely filing (including a copy thereof);

(xv)

not, for a period of two years from the Closing Date affect or become a party to any “inversion” transaction or any other transaction that would have the effect of, or result in: (i) the Company or any successor or resulting entity of the Company continuing into, or becoming organized under, the laws of Canada or any Canadian province or territory, or (ii) the Company becoming a subsidiary owned, either directly or indirectly, by any entity incorporated or otherwise existing pursuant to the laws of Canada or any Canadian province or territory, without the written consent of Paradigm Capital Inc.;

(xvi)

not to be or become, at any time prior to the expiration of two years after the Closing Time, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(xvii)

the Company will comply with the U.S. Securities Act so as to permit the completion of the distribution of the Unit Shares and Warrants contemplated hereby and in the Transaction Documents.;

(xviii)

to furnish to the holders of the Unit Shares and Warrants, as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants), which requirement will be satisfied by the filing of the Company's Annual Report on Form 10-KSB (or any applicable successor thereto under the Exchange Act), with the SEC on Edgar and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending March 31, 2008), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, which requirement will be satisfied by the filing of the Company's Quarterly Report on Form 10-QSB (or any applicable successor thereto under the Exchange Act) with the SEC on Edgar;

(xix)

the Company will use its best efforts to cause all directors, senior officers and principal shareholders holding more than 10% of the issued and outstanding voting securities of the Company and their associates and affiliates to execute and deliver "lock-up" agreements in favour of the Agent agreeing not to sell, transfer, loan, pledge or assign any securities of the Company owned, directly or indirectly, for a period of four months and one day following Closing Date, without the prior written consent of the Agent, such consent not to be unreasonably withheld;

(xx)

use its best efforts to effect the listing of the Common Shares, Unit Shares, Warrant Shares, Broker Shares and the Broker Warrant Shares on the Toronto Stock Exchange or the TSX Venture Exchange prior to the Listing Deadline; and

(xxi)

the Company covenants that it will not register any transfer of the securities issued pursuant to the terms of this Agreement unless such transfer is made (i) in accordance with the provisions of Regulation S under the U.S. Securities Act, (ii) pursuant to registration under the U.S. Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the U.S. Securities Act.

(b)

The Agent hereby covenants and agrees to conduct its activities in connection with the sale of the Units in compliance with all applicable laws, including but not limited to Regulation S and to obtain from each Purchaser a completed and executed Subscription Agreement (including all certifications, forms and other documentation contemplated thereby or as may be required by applicable Securities Regulators) in a form acceptable to the Company and the Agent relating to the Offering.

4.

Material Changes During Offering. The Company will promptly notify the Agent in writing until the satisfaction of the Liquidity Conditions:

(a)

if the Company becomes aware of any material fact not previously disclosed, any material change or change in a material fact (in either case, whether actual, anticipated, contemplated or threatened and other than a change of fact relating solely to the Agent) or any event or development involving a prospective material change or change in a material fact in any or all of the business of the Company and its subsidiaries, taken as a whole, or any other change which is of such a nature as to result in, or could result in, the Disclosure Documents, or the Registration Statement (and any amendment or supplement thereto) containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or which could render any of the foregoing not in compliance with any Securities Laws;

(b)

with full particulars of any such actual, anticipated, contemplated, threatened or prospective change of which it becomes aware referred to in the first preceding paragraph and the Company will, to the reasonable satisfaction of the Agent, issue or file, as applicable, promptly and, in any event, within all applicable time limitation periods with the Securities Regulators, in the case of a material change, a new or amended Registration Statement, as the case may be, or press release, material change report or Current Report on Form 8-K as may be required under Securities Laws and shall comply with all other applicable filing and other requirements under the Securities Laws including, without limitation, any requirements necessary to register with the SEC or qualify the issuance and distribution of the Unit Shares, Warrants, Warrant Shares, Broker Shares and Broker Warrant Shares, as the case may be;

(c)

will in good faith discuss with the Agent as promptly as possible any circumstance or event which is of such a nature that there is or ought to be consideration given as to whether there may be a material change or change in a material fact described in paragraphs (a) and (b) above;

(d)

if during the period of distribution of the Unit Shares and Warrants comprising the Units or during the time that the Registration Statement is outstanding, there shall be any change in Securities Laws or other applicable securities laws which in the opinion of counsel to the Company or counsel to the Agent requires the filing of an amendment to the Registration Statement.

5.

(a)

Representations and Warranties of the Company. The Company represents and warrants to the Agent and to the Purchasers, and acknowledges that each of them is relying upon such representations and warranties, that:

(i)

the Company and the Material Subsidiaries (as hereinafter defined) have been duly incorporated and are in good standing under the laws of their respective jurisdictions, and are current and up-to-date with all filings required to be made by them in such jurisdiction, have all requisite corporate power and authority and are duly qualified and possess all certificates, authorizations, permits and licences issued by the appropriate provincial, municipal, federal regulatory agencies or bodies necessary (and has not received or is aware of any modification or revocation to such licences, authorizations, certificates or permits) to carry on its business as now conducted and to own its properties and assets and the Company and the Material Subsidiaries (as defined below) have all requisite corporate power and authority to carry out their respective obligations under the Transaction Documents, as applicable;

(ii)

other than as set out in the May 8-K, the Company has no subsidiaries other than as listed below (the “Material Subsidiaries”) and the Company beneficially owns, directly or indirectly, the percentage indicated below of the issued and outstanding shares in the capital of the Material Subsidiaries free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Company of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the Material Subsidiaries or any other security convertible into or exchangeable for any such shares:

Name	Jurisdiction of Incorporation or Continuance	Beneficial Equity/Voting Ownership
IntelGenx Corp.	Canada	100%
6544631 Canada Inc.(1)	Canada	100%

Note:

(1)

Provided an aggregate 10,991,000 special shares of 6544631 Canada Inc., which are exchangeable for common shares of the Company are held by Horst Zerbe, Ingrid Zerbe and Joel Cohen.

(iii)

all consents, approvals, permits, authorizations or filings as may be required for the execution and delivery of the Transaction Documents, the issuance and sale of the Unit Shares and Warrants upon the issue and sale of the Warrant Shares upon the exercise of the Warrants, the issuance of the Compensation Option, the issuance of the Broker Shares and Broker Warrants upon exercise or deemed exercise of the Compensation Option, the issue and sale of the Broker Warrant Shares upon the exercise of the Broker Warrants, all in conformance with this Agreement, and the consummation of the transactions contemplated in this Agreement, have been made or obtained, as applicable, except for the filing of the notification on Form D with the SEC required to be made within 15 days of closing;

(iv)

each of the execution and delivery of the Transaction Documents, the performance by the Company of its obligations hereunder or thereunder, the issuance and sale of the Unit Shares and Warrants the issue and sale of the Warrant Shares upon the exercise of the Warrants, the issuance of the Compensation Option, the issuance of the Broker Shares and Broker Warrants upon exercise or deemed exercise of the Compensation Option, the issue and sale of the Broker Warrant Shares upon the exercise of the Broker Warrants, and the consummation of the transactions contemplated in this Agreement, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (A) any statute, rule or regulation applicable to the Company including, without limitation, Securities Laws or other applicable securities laws; (B) the constating documents, articles or resolutions of the Company which are in effect at the date hereof; (C) any Debt Instruments, Material Agreement, mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree order, statute, rule, law or regulation binding the Company or the property or assets of the Company;

(v)

the Disclosure Documents, when they were or are filed with the SEC, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and when read together did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi)

the audited financial statements of the Company as at and for the year ended December 31, 2006 and unaudited interim financial statements as at and for the nine month period ended September 30, 2007 (collectively, the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles in the United States, as applicable, and present fairly, in all material respects, the financial position (including the assets and liabilities, whether absolute, contingent or otherwise) of the Company as at such dates and results of operations of the Company for the periods then ended and there has been no material change in accounting policies or practices of the Company or the Material Subsidiaries since December 31, 2006. All disclosures in the Disclosure Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects to U.S. securities laws, to the extent applicable;

(vii)

there has been no adverse material change to the Company or the Material Subsidiaries (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or shareholders' equity of the Company or the Material Subsidiaries since December 31, 2006, which has not been generally disclosed to the public and, in all material respects, the business of the Company and the Material Subsidiaries have been carried on in the usual and ordinary course consistent with past practice since December 31, 2006;

(viii)

there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Company or its Material Subsidiaries with unconsolidated entities or other persons;

(ix)

all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers' compensation payments, property taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Company and the Material Subsidiaries have been paid, collected or withheld and remitted, as applicable. All tax returns, declarations, remittances and filings required to be filed by the Company and the Material Subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them misleading. To the knowledge of the Company, no examination of any tax return of the Company or the Material Subsidiaries is currently in progress and there are no issues or disputes outstanding with any governmental authority respecting any taxes that have been paid, or may be payable, by the Company and the Material Subsidiaries. There are no agreements, waivers or other arrangements with any taxation authority providing for an extension of time for any assessment or reassessment of taxes with respect to the Company and the Material Subsidiaries;

(x)

the auditors who audited the Financial Statements of the Company and the Material Subsidiaries for the year ended December 31, 2006 and the year ended December 31, 2005 and who provided their audit report thereon are independent public accountants as required under applicable securities laws in Canada, the U.S. Securities Act and the Exchange Act;

(xi)

there has never been a “reportable event” (within the meaning of National Instrument 51-102) with the present or former auditors of the Company;

(xii)

except as disclosed in the Disclosure Documents, no holder of outstanding securities of the Company will be entitled to any pre-emptive or any similar rights to subscribe for any of the Common Shares or other securities of the Company and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares in the capital of the Company are outstanding. Other than the holders of the Units there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the U.S. Securities Act;

(xiii)

there is not, in its articles of incorporation, by-laws or in any Debt Instrument, Material Agreement, agreement, mortgage, note, debenture, indenture or other instrument or document to which the Company or the Material Subsidiaries is a party, any restriction upon or impediment to, the declaration or payment of dividends by the directors of the Company or the payment of dividends by the Company to the holders of its Common Shares;

(xiv)

except as set out in the May 8-K, neither the Company nor any of its subsidiaries are a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Company or the Material Subsidiaries to compete in any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or condition of the Company and the Material Subsidiaries taken as a whole;

(xv)

the Company and the Material Subsidiaries owns, or has obtained valid and enforceable licenses for, or other rights to use, the Intellectual Property as are sufficient to conduct its business, respectively. The Company has no knowledge that it will be unable to obtain any rights or licences to use all Intellectual Property necessary for the conduct of its business, including the commercialization of the Company's products and potential products. Except as set out in the May 8-K respecting security held by the debentureholders set out therein, the Company has no knowledge of third parties who have rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company. To the knowledge of the Company: (i) there is no infringement by third parties of any Intellectual Property; (ii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's, or the Material Subsidiaries' right in or to any Intellectual Property, and the Company is unaware of any facts which form a reasonable basis for any such claim; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or enforceability of any Intellectual Property, and the Company is unaware of any finding of unenforceability or invalidity of the Intellectual Property; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the Company or the Material Subsidiaries infringes or otherwise violates (or would infringe or otherwise violate upon commercialization of the Company's or the Material Subsidiaries’ product or product candidates) any patent, trademark, copyright, trade secret or other Intellectual Property or proprietary rights of others; (v) there is no patent or patent application of which the Company is aware that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vi) there is no prior art of which the Company is aware that necessarily renders any patent application owned by the Company or the Material Subsidiaries unpatentable that has not been disclosed to the Canadian or United States Patent and Trademark Office;

(xvi)

each of the current and former employees of the Company and the Material Subsidiaries, including for greater certainty each of the officers of the Company and the Material Subsidiaries having access to Intellectual Property, has entered into a proprietary rights agreement with their respective employer, being the Company or the Material Subsidiaries assigning to such employer any intellectual property rights in any developments, works, inventions or improvements produced or designed by such person during the term of and in the course of employment with the Company or the Material Subsidiaries as the case may be; which contains confidentiality, non-competition and non-disclosure covenants;

(xvii)

the Company and the Material Subsidiaries have conducted and are conducting their business in compliance in all material respects with all applicable laws and regulations of each jurisdiction in which it holds assets or carries on business (including, without limitation, all applicable federal, provincial, municipal, local licensing or environmental anti-pollution laws, regulations and other lawful requirements of any Canadian, United States or foreign governmental or regulatory body including production and research and development permits and licenses) and has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations or permits;

(xviii)

the Company has continuously operated its business in compliance with all applicable laws regarding privacy.  The Company has operated its business in accordance with its privacy policies as in effect from time to time.  All information that the Company has obtained, including the provision information to third parties pursuant to a relationship or agreement with the Company, have been obtained and generated and transferred, respectively, in compliance with all applicable laws regarding privacy and the privacy policies of the Company except where such non-compliance does not and will not have a material adverse effect on the business of the Company;

(xix)

the Company and the Material Subsidiaries are not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially effect the business of the Company or the Material Subsidiaries or the business or legal environment under which the Company or the Material Subsidiaries operate;

(xx)

each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms;

(xxi)

at the Closing Time, all necessary corporate action will have been taken by the Company to: (a) allot, reserve and authorize the issuance of the Unit Shares as fully paid and non-assessable securities in the capital of the Company; (b) validly create, allot and authorize the issuance of the Warrants; (c) validly allot, reserve and authorize the issuance of the Warrant Shares upon the payment therefor as fully paid non-assessable securities in the capital of the Company upon the exercise of the Warrants; (e) validly create, allot and authorize the issuance of the Compensation Option; (f) validly allot, reserve and authorize the issuance of the Broker Shares as fully paid non-assessable securities in the capital of the Company upon the exercise of the Compensation Option; (g) validly create, allot and authorize the issuance of the Broker Warrants upon the exercise of the Compensation Option; and (h) validly allot, reserve and authorize the issuance of the Broker Warrant Shares upon the payment therefor as fully paid non-assessable securities in the capital of the Company upon the exercise of the Broker Warrants;

(xxii)

as of the close of business on March 26, 2008, the authorized capital of the Company consists of 100,000,000 Common Shares and 20,000,000 shares of preferred stock of which 16,162,331 Common Shares are issued and outstanding as fully paid and non-assessable and no shares of preferred stock have been issued;

(xxiii)

the currently issued and outstanding Common Shares are quoted on the OTC Bulletin Board and no order ceasing or suspending trading in any securities of the Company or the trading of any of the Company's issued securities is currently outstanding and no proceedings for such purpose are, to the knowledge of the Company, pending or threatened;

(xxiv)

for a period of 18 months following the Closing Date, other than in connection with transferring the listing of the Common Shares to the American Stock Exchange or the NASDAQ Stock Market, or the New York Stock Exchange, the Company shall not take any action which would be reasonably expected to result in the delisting or suspension of its Common Shares on the Over-the-Counter Bulletin Board system or from any other securities exchange, market or trading or quotation facility on which its Common Shares become listed or quoted (including the Toronto Stock Exchange or the TSX Venture Exchange) and the Company shall comply, in all material respects, with the rules and regulations thereof;

(xxv)

all information which has been prepared by the Company relating to the Company and the Material Subsidiaries and their respective business, property and liabilities and either publicly disclosed or provided to the Agent, including all financial, marketing, sales and operational information provided to the Agent did not and will not contain a misrepresentation or an untrue statement of a material fact;

(xxvi)

the Company and the Material Subsidiaries are not party to any agreement, nor is the Company or the Material Subsidiaries aware of any agreement, which in any manner affects the voting control of any of the securities of the Company or the Material Subsidiaries;

(xxvii)

other than the notification filing on Form D required to be filed with the SEC 15 days after the Closing Date, all filings required to be made by the Company and the Material Subsidiaries pursuant to the Securities Laws and general corporate law applicable to them have been made and such filings were true and accurate as at the respective dates thereof and the Company has not filed any confidential material change reports;

(xxviii)

the Company and the Material Subsidiaries are in compliance with all laws respecting employment and employment practices, terms and conditions of employment, occupational health and safety, pay equity and wages; and there is not currently any labour disruption or conflict involving the Company or the Material Subsidiaries;

(xxix)

other than disclosed in the Disclosure Documents; the Company and the Material Subsidiaries do not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm's length” (as such term is defined in the Income Tax Act (Canada)) with it;

(xxx)

the assets of the Company and the Material Subsidiaries and their respective business and operations are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses, and such coverage is in full force and effect, and the Company and the Material Subsidiaries have not breached the terms of any policies in respect thereof or failed to promptly give any notice or present any material claim thereunder;

(xxxi)

other than the Agent and its representatives, there are no persons acting or purporting to act that are entitled to any brokerage or finder's fee payable by the Company in connection with the transactions contemplated by this Agreement;

(xxxii)

the Company and the Material Subsidiaries are in compliance in all respects with each license and permit held by it, if and where applicable, and is not in violation of, or in default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, “Environmental Laws” as defined below) of any Canadian governmental entities, regulatory agencies or bodies having asserting or claiming jurisdiction over it or over any part of its operations or assets;

(xxxiii)

the Company and the Material Subsidiaries (i) are in compliance with any and all applicable federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in each jurisdiction in which they hold assets or conduct business; (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where non-compliance did not and will not result in a material adverse effect on the business of the Company and the Material Subsidiaries;

(xxxiv)

there are no known environmental audits, evaluations, assessments, studies or tests relating to the Company or any of the Material Subsidiaries except for ongoing assessments conducted by or on behalf of the Company in the ordinary course;

(xxxv)

there have been no past unresolved, and there are no pending or threatened claims, complaints, notices or requests for information received by the Company or the Material Subsidiaries with respect to any alleged violation of any Environmental Law; and no conditions exist at, on or under any property now or previously owned, operated or leased by the Company or the Material Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, individually or in the aggregate, has or may reasonably be expected to have, a material adverse effect with respect to the Company or the Material Subsidiaries;

(xxxvi)

except as set out in the May 8-K, the Company and/or the Material Subsidiaries are not party to any Debt Instrument or any agreement, contract or commitment to create, assume or issue any Debt Instrument or other indebtedness;

(xxxvii)

other than the Company, there is no person that is or will be entitled to demand the proceeds of this Offering under the terms of any Debt Instrument, Material Agreement, mortgage, note, indenture, contract, instrument, lease agreement (written or unwritten) or otherwise;

(xxxviii)

the Company and the Material Subsidiaries are not, nor to the knowledge of the Company, any other person is not in default in the observance or performance of any term, covenant or obligation to be performed by it under any Debt Instrument, or Material Agreement, to which the Company is a party and no event has occurred which with notice or lapse of time or both would constitute such a default and all such contracts, agreements and arrangements are in good standing;

(xxxix)

the minute books and records of the Company and the Material Subsidiaries which have been made available to the Agent and its counsel in connection with its due diligence investigation of the Company and the Material Subsidiaries for the periods from its inception date to the date of examination thereof, are all of the minute books and material records of the Company and the Material Subsidiaries and contain copies of all material proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Company and the Material Subsidiaries to the date of review of such corporate records and minute books. There have been no other material meetings, resolutions or proceedings of the shareholders, boards of directors or any committees of the boards of directors of the Company and the Material Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other records or provided to the Agent and its counsel;

(xl)

with respect to each of the Leased Premises, the Company and/or the Material Subsidiaries occupy the Leased Premises, have the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Company and the Material Subsidiaries occupy the Leased Premises is in good standing and in full force and effect. The performance of obligations pursuant to and in compliance with the terms of this Agreement and the completion of the transactions described herein by the Company and the Material Subsidiaries, will not afford any of the parties to such leases or any other person the right to terminate such lease or the Company's or the Material Subsidiaries' right to occupy and use the Leased Premises or, result in any additional or more onerous obligations under such leases;

(xli)

except as set out in the May 8-K, the Company or the Material Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of the material property or assets thereof, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, other than those described in the Disclosure Documents, and no other property rights are necessary for the conduct of the business of the Company or the Material Subsidiaries as currently conducted or contemplated to be conducted, the Company and the Material Subsidiaries know of no claim or basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and except as disclosed in the Disclosure Documents, the Company and the Material Subsidiaries have no responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to the property rights thereof;

(xlii)

except to the extent that it did not or will not have a material adverse effect on the  business of the Company or the Material Subsidiaries, any and all of the agreements and other documents and instruments pursuant to which the Company and the Material Subsidiaries hold their property and assets (including any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof, the Company and the Material Subsidiaries are not in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, and there has been no default under any lease, licence or claim pursuant to which the Company or the Material Subsidiaries derives an interest in such property or assets and all taxes required to be paid with respect to such properties and assets to the date hereof have been paid. The interests of the Company or the Material Subsidiaries in, or rights of the Company or the Material Subsidiaries to earn an interest in, any property of the Company or the Material Subsidiaries are not subject to any right of first refusal or purchase or acquisition rights other than as described in the Disclosure Documents;

(xliii)

there are no actions, suits, proceedings or inquiries pending or, to the knowledge of the Company or the Material Subsidiaries, threatened against or affecting the Company or the Material Subsidiaries or their property or assets at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

(xliv)

there are no judgments against the Company or the Material Subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Company or the Material Subsidiaries are subject;

(xlv)

the Transfer Agent, has been duly appointed as transfer agent and registrar in respect of the Common Shares;

(xlvi)

no proceedings have been taken, instituted or, to the knowledge of the Company, are pending for the dissolution or liquidation of the Company or the Material Subsidiaries;

(xlvii)

prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Units;

(xlviii)

the Company is subject to Section 13 or 15(d) of the Exchange Act;

(xlix)

the Company is not, and after giving effect to the offering and sale of the Units, will not be an “investment company”, or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

(l)

assuming compliance with the terms of the Subscription Agreement, and this Agreement, neither the Company nor any person acting on its behalf has offered or sold the Units (or any securities issuable on conversion thereof) by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the U.S. Securities Act or, with respect to Units (or any such securities) sold outside the United States to non-U.S. persons (as defined in Rule 902 under the U.S. Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the U.S. Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the offering restriction requirements of Rule 902 under the U.S. Securities Act;

(li)

the Registration Statement and any amendments or supplements thereto will not, and the Disclosure Documents did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent; and

(lii)

the Company and the Material Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that the information required to be disclosed by the Company under applicable securities laws, is (i) recorded, processed, summarized and reported within the time periods specified therein and (ii) accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.  Since December 31, 2006, there has been no changes in the Company’s internal controls over financial reporting that have materially affect or are reasonably likely to materially affect the Company’s internal controls over financial reporting.

(b)

Representations, Warranties and Covenants of the Agent. The Agent hereby represents, warrants and covenants to the Company, and acknowledges that the Company is relying upon such representations and warranties, that:

(i)

in respect of the offer and sale of the Units, the Agent will comply with all Securities Laws of the jurisdictions in which it offers Units;

(ii)

the Agent will not solicit or procure subscriptions for Units so as to require the registration thereof or the filing of a prospectus with respect thereto under the laws of any jurisdictions;

(iii)

the Agent will obtain from each Purchaser a duly completed and executed Subscription Agreement in which the Purchaser certifies that it is a Canadian Accredited Investor;

(iv)

the Agent and its representatives have not engaged in or authorized, and will not engage in or authorize, any form of general solicitation or general advertising in connection with or in respect of the Units in any newspaper, magazine, printed media of general and regular paid circulation or any similar medium, or broadcast over radio or television or otherwise or conducted any seminar or meeting concerning the offer or sale of the Units whose attendees have been invited by any general solicitation or general advertising;

(v)

the Agent is not a U.S. Person as such term is defined in Rule 902 of Regulation S under the U.S. Securities Act;

(vi)

the Agent has offered the Units only to persons it reasonably believed were not U.S. Persons as such term is defined in Rule 902 of Regulation S under the U.S. Securities Act at the time of such offer and continues to so reasonably believe as of the date hereof; and

(vii)

the Agent is an “accredited investor” as such term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions.

6.

Registration Statement Matters

(b)

The Company will use its best efforts, promptly following the Closing but no later than 30 days from the Closing Date, to prepare and file with the SEC the Registration Statement on Form S-l or SB-2 (or, if Form S-l or SB-2 is not then available to the Company, on such form of registration statement as is then available) to effect a registration covering the resale of the Registrable Securities in an amount at least equal to the aggregate of the Registrable Securities. The Registration Statement also shall cover, to the extent allowable under the U.S. Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of common stock of the Company resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable and, in any event, no later than 5:30 p.m. (Toronto time) on the Penalty Date;

(c)

Prior to the filing of the Registration Statement (and each amendment or supplement thereto) the Company will allow the Agent to review and comment on the Registration Statement (and each amendment or supplement thereto), and will allow the Agent to conduct all due diligence which they may reasonably require to conduct in order to fulfil their obligations as Agent;

(d)

All the information and statements to be contained in the Registration Statement (and each amendment or supplement thereto), will, at the respective dates of filing thereof, disclose all material facts relating to the Company and the Registrable Securities and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided that this representation is not intended to extend to information and statements included in reliance upon and in conformity with information furnished to the Company by or on behalf of the Agent specifically for use therein);

(e)

Neither the Registration Statement nor any amendment or supplement thereto will contain a misrepresentation (provided that this representation is not intended to extend to information and statements included in reliance upon and in conformity with information furnished to the Company by or on behalf of the Agent specifically for use therein);

(f)

The Registration Statement (and each amendment or supplement thereto), will comply in all material respects with the applicable requirements of the Securities Laws of the United States;

(g)

The Company recognizes that it is fundamental to the Purchasers that the resale of the Unit Shares and Warrants be registered in the United States under the Registration Statement so that the Unit Shares, Warrants and Warrant Shares will be tradable in such Qualifying Province and in the United States without the necessity of the holder thereof filing a prospectus or effecting the trade in a manner which falls within one of the various private placement exemptions or exemptions from registration under applicable securities legislation or subject to any statutory or regulatory hold periods or trade restrictions in such Qualifying Province and in the United States (provided such trade is not a “control distribution” as defined by the applicable Securities Laws, or an “affiliate” as defined in Rule 144). The Company acknowledges that it is for this reason that the Company has agreed to use its best efforts to ensure that the Registration Statement is to be filed with the SEC in the United States within the time periods contemplated by this Agreement.

7.

Delivery of Registration Statement

The filing of the Registration Statement (or any amendment or supplement thereto) with the SEC shall constitute the representation and warranty of the Company to the Agent that, at the time of such delivery or filing, as the case may be:

(i)

such documents contain disclosure of all material facts relating to the Company and the Common Shares and Registrable Securities, and no material facts have been omitted therefrom which are necessary to make the statements therein not misleading in light of the circumstances in which they are made;

(ii)

such documents contain no misrepresentations; and

(iii)

such documents comply in all material respects with the Securities Laws in the United States;

provided, however, that the foregoing representations and warranties will not apply with respect to information and statements contained in the Registration Statement or misrepresentations with respect thereto or omissions therefrom which relate solely to the Agent or information provided by the Agent.

8.

Closing Deliveries. The purchase and sale of the Units shall be completed at the Closing Time at the offices of the Company's counsel, Borden Ladner Gervais LLP, Toronto, Ontario at 10:00 a.m. (Toronto time), or at such other place as the Agent and the Company may agree upon in writing.  At or prior to the Closing Time, the Company shall duly and validly deliver to the Agent certificates in definitive form representing the Unit Shares and Warrants in the names of such Purchasers or as indicated on their respective Subscription Agreements, against payment to the Company of the Issue Price therefor, in lawful money of the United States.   The Agent may discharge its payment obligations under this paragraph 8 by wire transfer from the Agent to the Company equal to the aggregate Issue Price for the Units less the Agent's fees and expenses, as set out in paragraph 11 hereto.

9.

Closing Conditions. Each Purchaser's obligation to purchase the Units at the Closing Time shall be conditional upon the fulfilment at or before the Closing Time of the following conditions:

(a)

the Agent shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, or such other officers of the Company as the Agent may agree, certifying, without personal liability for and on behalf of the Company, to the best of their knowledge, information and belief, that:

(i)

no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Company (including the Common Shares) has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened by any regulatory authority;

(ii)

the Company has duly complied with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the Closing Time; and

(iii)

there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Material Subsidiaries, whether or not arising in the ordinary course of business and the representations, warranties and covenants of the Company contained in this Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement;

(b)

the Agent shall have received at the Closing Time certificates dated the Closing Date, signed by appropriate officers of the Company addressed to the Agent and their counsel, with respect to the articles and by-laws of the Company, all resolutions of the Company's board of directors relating to this Agreement and the transactions contemplated hereby and thereby, the incumbency and specimen signatures of signing officers, the articles and by-laws of the Company and such other matters as the Agent may reasonably request;

(c)

the Agent shall have received at the Closing Time, evidence of all requisite approvals, consents and acceptances of the appropriate regulatory authorities required to be made or obtained by the Company in order to complete the Offering;

(d)

the Registration Rights Agreement, the Subscription Agreements, the Warrant Certificates and the certificate representing the Compensation Option shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Agent and their counsel, acting reasonably;

(e)

the Agent shall have received favourable legal opinions addressed to the Agent, and the Purchasers, in form and substance satisfactory to the Agent's counsel acting reasonably, dated each applicable Closing Date, from Borden Ladner Gervais LLP and Hodgson Russ, LLP counsel for the Company and where appropriate, counsel in the other Selling Jurisdictions, which counsel in turn may rely, as to matters of fact, on certificates of auditors, public officials and officers of the Company in the Form of Exhibit B hereto;

(f)

the Agent shall have received good standing certificates or similar certificates with respect to the jurisdictions in which the Company and the Material Subsidiaries are incorporated;

(g)

the Agent shall, in its sole discretion, be satisfied with their due diligence review with respect to the business, assets, financial condition, affairs and prospects of the Company;

(h)

the Agent shall have received duly executed “lock-up” agreements pursuant to section 3(xix) hereof;

(i)

the Company will cause its Transfer Agent to deliver a certificate as to the issued and outstanding Common Shares; and

(j)

the Agent shall have received a favourable legal opinion addressed to the Agent, the Purchasers and the Agent's counsel, as to (i) the incorporation and subsistence of the Material Subsidiaries; (ii) the corporate power and authority of the Material Subsidiaries to carry on its business as presently carried on and to own its assets and property; and (iii) as to the registered ownership of the issued and outstanding shares of the Material Subsidiaries.

10.

Rights of Termination

(a)

Due Diligence Out.  In the event that the due diligence investigations performed by the Agent and/or their representatives reveals any material information or fact not publicly disclosed which might, in the Agent's sole opinion, acting reasonably, adversely affect the market price of the securities of the Company, quality of the investment or marketability of the Offering, the Agent shall be entitled, at its sole option and in accordance with subparagraph 10(h) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by notice to that effect given to the Company any time prior to the Closing Time.

(b)

Litigation.   If any inquiry, action, suit, investigation or proceeding, whether formal or informal, (including matters of regulatory transgression or unlawful conduct and including any inquiry or investigation by any Securities Regulator) is commenced, announced or threatened in relation to the Company or any of the officers or directors of the Company or any of its principal security holders, the Agent shall be entitled, at its sole option and in accordance with subparagraph 10(h) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Units) by notice to that effect given to the Company any time prior to the Closing Time.

(c)

Disaster Out. In the event that prior to the Closing Time, there should develop, occur or come into effect any action, state, or condition, including, without limitation, terrorism, accident, a new or change in any governmental law or regulation, or other condition or major financial occurrence of national or international consequence, which, in the sole opinion of the Agent materially adversely affects, or may adversely affect, the financial markets generally or the business, operations, affairs or profitability of the Company, or the trading, market price or value of the securities of the Company, the Agent shall be entitled at its sole option, in accordance with subparagraph 10(h) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Company prior to the Closing Time.

(d)

Change in Material Fact. In the event that prior to the Closing Time, the Agent or the Agent's representatives, through their due diligence investigations, or otherwise discover or there should occur a material change or a change in any material fact or new material fact shall arise, which, in the sole opinion of the Agent has or could be expected to have a significant adverse effect on the market price or value of the securities of the Company, the Agent shall be entitled, at its sole option, in accordance with subparagraph 10(h), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Company prior to the Closing Time.

(e)

Non-Compliance with Conditions. The Company agrees that all terms, conditions and covenants in this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by the Company and that it will use its best efforts to cause such conditions to be complied with, and any breach or failure by the Company to comply with any of such conditions or in the event that any representation or warranty given by the Company becomes false and is not rectified as at the Closing Time, shall entitle the Agent, at its sole option in accordance with subparagraph 10(h), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase the Units) by notice to that effect given to the Company at or prior to the Closing Time. The Agent may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Agent only if the same is in writing and signed by it.

(f)

Cease Trade Order.  In the event that a cease order exists with respect to the securities of the Company, the Agent shall be entitled, at its sole option, in accordance with subparagraph 10(h) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Company prior to the Closing Time.

(g)

Profitably Marketed.    In the event that prior to the Closing Time, the state of the Canadian, U.S. or international financial markets is such that, in the sole opinion of the Agent, the Units cannot be profitably marketed, the Agent shall be entitled at its sole option, in accordance with subparagraph 10(h) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Units) by written notice to that effect given to the Company prior to the Closing Time.

(h)

Exercise of Termination Rights. The rights of termination contained in subparagraphs 10(a), (b), (c), (d), (e), (f) and (g) may be exercised by the Agent and are in addition to any other rights or remedies the Agent may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination by the Agent, there shall be no further liability on the part of the Agent to the Company or on the part of the Company to the Agent except in respect of any liability which may have arisen or may arise after such termination in respect of acts or omissions prior to such termination under sections 11and 13.

11.

Expenses.   Whether or not the sale of the Units shall be completed, the Company will pay all reasonable expenses and fees in connection with the Offering, including,  all reasonable expenses of or incidental to the issue, sale or distribution of the Units; the reasonable fees and expenses of the Company's counsel, accountants and technical experts; all reasonable costs incurred in connection with the preparation of documents relating to the Offering and the Registration Statement (including printing and delivery costs associated therewith); all costs associated with listing the securities of the Company on the Toronto Stock Exchange or the TSX Venture Exchange; and all reasonable expenses and fees incurred by the Agent, which shall include the reasonable fees and disbursements of the Agent's counsel (to a maximum of $60,000 excluding taxes and disbursements). All reasonable fees and expenses incurred by the Agent or on their behalf including the fees of the Agent's counsel shall be payable by the Company immediately upon the earlier of (i) closing and (ii) in the event that the Offering does not proceed, receiving an invoice therefor.

12.

Survival of Representations and Warranties. All terms, warranties, representations, covenants and agreements of the Company herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transactions herein contemplated shall survive the purchase and sale of the Units and continue in full force and effect for the benefit of the Agent and Purchasers for a period of 2 years following the Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the purchase and sale of the Units.

13.

(a)

Indemnity. The Company hereby agrees to indemnify and hold the Agent and/or any of its affiliates and the directors, officers, employees, shareholders and unitholders of the Agent (hereinafter referred to as the “Personnel”) harmless from and against any and all expenses, losses, claims, actions, damages or liabilities, whether joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings or claims), and the reasonable fees and expenses of its counsel that may be incurred in advising with respect to and/or defending any claim that may be made against the Agent, to which the Agent and/or their Personnel may become subject or otherwise involved in any capacity under any statute or common law or otherwise insofar as such expenses, losses, claims, damages, liabilities or actions arise out of or are based, directly or indirectly, upon the performance of services rendered to the Company by the Agent and their Personnel hereunder or otherwise in connection with the matters referred to in this Agreement, including any loss, claim, damage and expense arising out of any untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

(i)

the Agent or their Personnel have been negligent or have committed any fraudulent act in the course of such performance;

(ii)

the expenses, losses, claims, damages or liabilities, as to which indemnification is claimed, were directly caused by the negligence, wilful misconduct or fraud referred to in (i); or

(iii)

the loss or expense was caused solely as a result of information or statements provided in writing by the Agent to the Company for use in the Registration Statement.

If for any reason (other than the occurrence of any of the events itemized in (i) and (ii) above), the foregoing indemnification is unavailable to the Agent or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by the Agent as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agent on the other hand but also the relative fault of the Company and the Agent, as well as any relevant equitable considerations; provided that the Company shall, in any event, contribute to the amount paid or payable by the Agent as a result of such expense, loss, claim, damage or liability, any excess of such amount over the amount of the fees received by the Agent hereunder pursuant to this Agreement.

The Company agrees that in case any legal proceeding shall be brought against the Company and/or the Agent by any governmental commission or regulatory authority or any stock exchange or other entity having regulatory authority, either domestic or foreign, shall investigate the Company and/or the Agent and any Personnel of the Agent shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Company by the Agent, the Agent shall have the right to employ their own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse the Agent for time spent by its Personnel at their normal per diem rates in connection therewith) and out-of-pocket expenses incurred by its Personnel in connection therewith shall be paid by the Company as they occur.

Promptly after receipt of notice of the commencement of any legal proceeding against the Agent or any of its Personnel or after receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Company, the Agent will notify the Company in writing of the commencement thereof and, throughout the course thereof, will provide copies of all relevant documentation to the Company, will keep the Company advised of the progress thereof and will discuss with the Company all significant actions proposed. The omission to so notify the Company shall not relieve the Company of any liability which the Company may have to the Agent except only to the extent that any such delay in giving or failure to give notice as herein required materially prejudices the defence of such action, suit, proceeding, claim or investigation or results in any material increase in the liability which the Company would otherwise have under this indemnity had the Agent not so delayed in giving or failed to give the notice required hereunder.

The Company shall be entitled, at its own expense, to participate in and, to the extent it may wish to do so, assume the defence thereof, provided such defence is conducted by experienced and competent counsel. Upon the Company notifying the Agent in writing of its election to assume the defence and retaining counsel, the Company shall not be liable to the Agent for any legal expenses subsequently incurred by them in connection with such defence. If such defence is assumed by the Company, the Company throughout the course thereof will provide copies of all relevant documentation to the Agent, will keep the Agent advised of the progress thereof and will discuss with the Agent all significant actions proposed.

Notwithstanding the foregoing paragraph, the Agent shall have the right, at the Company's expense, to employ counsel of the Agent's choice, in respect of the defence of any action, suit, proceeding, claim or investigation if: (i) the employment of such counsel has been authorized by the Company; or (ii) the Company has not assumed the defence and employed counsel therefor within 10 days after receiving notice of such action, suit, proceeding, claim or investigation; or (iii) counsel retained by the Company or the Agent have advised the indemnified party that representation of both parties by the same counsel would be inappropriate for any reason, including without limitation because there may be legal defences available to the Agent which are different from or in addition to those available to the Agent (in which event and to that extent, the Company shall not have the right to assume or direct the defence on the Agent's behalf) or that there is a conflict of interest between the Company and the Agent or the subject matter of the action, suit, proceeding, claim or investigation may not fall within the indemnity set forth herein.

No admission of liability and no settlement of any action, suit, proceeding, claim or investigation shall be made without the consent of the Agent. No admission of liability shall be made and the Company shall not be liable for any settlement of any action, suit, proceeding, claim or investigation made without its consent.

The indemnity and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to the Personnel of the Agent and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Agent and any of the Personnel of the Agent. The foregoing provisions shall survive the completion of professional services rendered under this Agreement or any termination of the authorization given.

(b)

Right of Indemnity in Favour of Others. With respect to any party who may be indemnified by section 13(a) above and is not a party to this Agreement, the Agent shall obtain and hold the rights and benefits of this section 13 in trust for and on behalf of such indemnified party.

14.

Advertisements.  The Company acknowledges that the Agent shall have the right, subject to clauses 1(a) and (c) of this Agreement, at its own expense, to place such advertisement or advertisements relating to the sale of the Units contemplated herein as the Agent may consider desirable or appropriate and as may be permitted by applicable law. The Company and the Agent each agree not to make or publish any advertisement in any media whatsoever relating to, or otherwise publicise, the transaction provided for herein so as to result in any exemption from the prospectus and registration requirements of Securities Laws in any of the Selling Jurisdictions or any other jurisdiction in which the Units shall be offered or sold being unavailable in respect of the sale of the Units to prospective purchasers.

15.

Commission.   In consideration of the services to be rendered by the Agent in connection with the Offering, the Company shall pay to the Agent a cash commission equal to 7.0% of the aggregate gross proceeds of the Offering (the “Commission”) and the Agent's expenses and as set forth in section 11. The Company will also issue to the Agent a compensation option (the “Compensation Option”) exercisable, to acquire that number of shares of common stock in the capital of the Company (the “Broker Shares”) and that number of warrants to purchase shares of common stock (the “Broker Warrants”) equal to 8.0% of the aggregate number of Units sold pursuant to the Offering at the Issue Price.  In the event that the Listing Condition has not been met by the Company on or before the Listing Deadline, the Broker Shares shall be subject to adjustment with respect to the Issue Price at the economic equivalent rate as set out in the first paragraph of this Agreement.  Each Broker Warrant will be exercisable to purchase one share of common stock of the Company (the “Broker Warrant Shares”) at a price of US$1.02 until 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date. In the event that the Liquidity Conditions have not been met on or before the Penalty Date, each Broker Warrant will be exercisable to purchase one Broker Warrant Share on the same terms but at a price of US$0.93 (in lieu of US$1.02) per Broker Warrant Share). The Commission will be paid, and the Compensation Options will be issued, to the Agent on the Closing Date.

16.

Notices. Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a “notice”) shall be in writing addressed as follows:

(b)

in the case of the Company, to:

IntelGenx Technologies Corp.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

Attention:

Horst G. Zerbe
Fax:                        (514) 331-0346

with a copy to:

Borden Ladner Gervais LLP
Scotia Plaza
40 King Street West
Toronto, Ontario,
M5H 3Y4

Attention:

Manoj Pundit
Fax:                        (416) 682-2842

in the case of the Agent at:

Paradigm Capital Inc.
95 Wellington Street West
Suite 2101
Toronto, Ontario M5J 2N7

Attention:

Tony Pullen
Fax:                        (416) 361-0679

with a copy to:

Cassels Brock & Blackwell LLP
2100 Scotia Plaza
40 King Street West
Toronto, Ontario M5H 3C2

Attention:

Brad Chapman
Fax:                        (416) 350-6956

or to such other address as any of the parties may designate by notice given to the others.

Each notice shall be personally delivered to the addressee or sent by facsimile transmission to the addressee and (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by facsimile transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

17.

Time of the Essence. Time shall, in all respects, be of the essence hereof.

18.

Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

19.

Singular and Plural, etc. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

20.

Entire Agreement; No Advisory or Fiduciary Relationship.

(a)

This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This Agreement may be amended or modified in any respect by written instrument only.    All schedules attached to this Agreement are deemed to be part hereof and are hereby incorporated by reference.

(b)

The Company acknowledges and agrees that (a) the offer of Units pursuant to this Agreement, including the determination of the offering price of the Units and any related commissions, is an “arm's length” commercial transaction between the Company and the Agent, (ii) in connection with the Offering contemplated hereby and the process leading to such transaction the Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its shareholders, creditors, employees or any other party, (iii) the Agent has not assumed or will assume an advisory or fiduciary responsibility in favour of the Company with respect to the Offering contemplated hereby and the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company on other matters) and the Agent has no obligation to the Company with respect to the Offering contemplated hereby except the obligations expressly set forth herein, (iv) the Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Agent has not provided any legal, accounting, regulatory or tax advice with respect to the Offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

21.

Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

22.

Governing Law; Attornment to Ontario. This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Agency Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

23.

Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Company, the Agent and the Purchasers and their respective executors, heirs, successors and permitted assigns; provided that, except as provided herein, or in the Subscription Agreements, this Agreement shall not be assignable by any party without the written consent of the others.

24.

Further Assurances. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

25.

Effective Date. This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.

26.

Language.    The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only. Les parties reconnaissent avoir expressément demandé que la présente Convention ainsi que tout avis, tout état de compte et tout autre document à être ou pouvant être donné ou conclu en vertu des dispositions des présentes, soient rédigés en langue anglaise seulement.

27.

Counterparts and Facsimile. This Agreement may be executed in any number of counterparts and by facsimile, each of which so executed shall constitute an original and all of which taken together shall form one and the same agreement.

[The remainder of this page has been intentionally left blank.]

If the Company is in agreement with the foregoing terms and conditions, please so indicate by executing a copy of this letter where indicated below and delivering the same to the Agent.

Yours very truly,

PARADIGM CAPITAL INC.

Per: /s/ Tony Pullen

       Authorized Signing Officer

The foregoing is hereby accepted on the terms and conditions therein set forth.

DATED as of March 27, 2008.

INTELGENX TECHNOLOGIES CORP.

Per: /s/ Horst Zerbe

Authorized Signing Officer

[Signature Page to Agency Agreement]